Exhibit 99.1

0	● ●
John R. Buran, President and CEO Commentary
Flushing Financial Corporation Reports 4Q21 GAAP EPS of $0.58 and Core EPS of $0.67 Record GAAP and Core EPS for 2021

UNIONDALE, N.Y., January 27, 2022 (GLOBE NEWSWIRE) - The Company reported fourth quarter 2021 GAAP EPS of $0.58, up 427% YoY, ROAA of 0.89%, and ROAE of 10.77%. For the fourth quarter, Core EPS of $0.67 increased, 16% YoY with ROAA of 1.04% and ROAE of 12.49%. Record GAAP and Core EPS for 2021 of $2.59 and $2.81, respectively.

“2021 was a record year for earnings but it was also a challenging year for employees dealing with the pandemic and a new working environment. Our people continued to tirelessly navigate these challenges, as they supported and served customers, and masterfully executed our strategic objectives. Our employees are our competitive advantage. As a reward for our record year of earnings and employee performance through the pandemic, the Company recorded a one-time increase in compensation and benefits of $4.3 million for all employees. We are looking forward to an exciting year in 2022.”

- John R. Buran, President and CEO

Slight NIM Compression QoQ; Loan Growth Returns. Net interest income of $62.7 million increased 12.5% YoY, but declined 1.1% QoQ. NIM expanded 21 bps to 3.29% YoY, but declined 5 bps from 3Q21. Core NIM increased by 18 bps to 3.21% YoY and compressed 6 bps QoQ. The decline in the NIM QoQ was primarily due to an unfavorable shift in balance sheet mix with high levels of interest-earning deposits and federal funds sold, which was fully deployed by the end of the year. Loans, excluding SBA Paycheck Protection Program (“PPP”), increased 3.7% annualized in 4Q21 and loan closings were up 49% QoQ. Our loan pipeline, which grew 21% YoY, declined 19% QoQ from the record 3Q21 level of $530.7 million. With the yield curve steepening and the Federal Reserve expected to increase short-term rates, we expect refinance volumes will slow in 2022. Additionally, we continue to benefit from the merger disruption in our markets as we have hired 24 people (including 9 revenue producers) in 2021 from institutions involved with mergers. We are looking forward to additional expansion opportunities in 2022.

Returned 56% of Earnings in 4Q21; Capital Ratios Increase. The Company repurchased 150,976 shares of common stock at an average price of $23.75. Cash returned to shareholders through dividends and share repurchases was 56% of earnings in 4Q21. TCE/TA1 improved to 8.22% in 4Q21 from 8.04% in 3Q21 and 7.52% in 4Q20. Our capital priorities remain unchanged: 1) profitably grow the balance sheet, 2) return dividends to shareholders, and 3) opportunistically repurchase shares.

[1] See “Reconciliation of GAAP Earnings and Core Earnings” and “Reconciliation of GAAP Net Interest Margin to Core and Base Net Interest Income and Net Interest Margin.”
Key Financial Metrics[2]

	4Q21	3Q21	2Q21	1Q21	4Q20
GAAP:
EPS	$0.58	$0.81	$0.61	$0.60	$0.11
ROAA (%)	0.89	1.26	0.93	0.93	0.18
ROAE (%)	10.77	15.42	11.95	12.29	2.27
NIM FTE[3] (%)	3.29	3.34	3.14	3.18	3.08
Core:
EPS	$0.67	$0.88	$0.73	$0.54	$0.58
ROAA (%)	1.04	1.38	1.11	0.83	0.92
ROAE (%)	12.49	16.88	14.27	10.96	11.67
Core NIM FTE (%)	3.21	3.27	3.14	3.06	3.03
Efficiency Ratio (%)	58.7	52.3	53.4	58.6	57.6
Credit Quality:
NPAs/Loans&REO (%)	0.23	0.31	0.26	0.31	0.31
LLRs/Loans (%)	0.56	0.55	0.64	0.67	0.67
LLRs/NPLs (%)	248.66	179.86	242.55	212.87	214.27
NCOs/Avg Loans (%)	(0.00)	(0.04)	0.05	0.17	0.04
Balance Sheet:
Avg Loans ($B)	$6.6	$6.6	$6.7	$6.7	$6.4
Avg Dep ($B)	$6.5	$6.4	$6.5	$6.3	$5.5
Book Value/Share	$22.26	$21.78	$21.16	$20.65	$20.11
Tangible BV/Share	$21.61	$21.13	$20.51	$19.99	$19.45
TCE/TA (%)	8.22	8.04	7.80	7.60	7.52

1 Tangible Common Equity (“TCE”)/Total Assets (“TA”) 2See “Reconciliation of GAAP Earnings and Core Earnings” and “Reconciliation of GAAP Net Interest Margin to Core and Base Net Interest Income and Net Interest Margin.” 3 Net Interest Margin (“NIM”) Fully Taxable Equivalent (“FTE”)

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54001

4Q21 Highlights
●
Net interest income declined 1.1% QoQ (as asset yields decreased greater than funding costs), but increased 12.5% YoY to $62.7 million; core net interest income fell 1.6% QoQ and increased 11.7% YoY to $61.1 million
●
Net interest margin FTE decreased 5 bps QoQ but increased 21 bps YoY to 3.29%, and core net interest margin FTE declined 6 bps QoQ, but expanded 18 bps YoY to 3.21%; Core NIM compression QoQ was primarily from lower loan yields and a less favorable earning asset mix, partially offset by lower funding costs
●
Period end net loans excluding PPP, were up 0.9% QoQ and 0.2% YoY; loan closings were $362.7 million in 4Q21, up 48.7% QoQ and 14.8% YoY
●
Average deposits increased 0.8% QoQ and 17.1% YoY to $6.5 billion, with core deposits 85.3% of total average deposits
●
Loan pipeline increased 21.1% YoY to $429.3 million
●
Provision for credit losses was $0.8 million due to current period loan originations and the increased risk from the COVID-19 Omicron variant
●
NPAs decreased 26.1% QoQ and 29.3% YoY to $14.9 million; criticized and classified loans were down 16.3% QoQ to $57.7 million, representing 0.87% of loans
●
Tangible Common Equity to Tangible Assets improved 18 bps to 8.22% from 8.04% in 3Q21
●
Repurchased 150,976 shares at an average price of $23.75; dividends and share repurchases were 56% of  net income in 4Q21

[1] See “Reconciliation of GAAP Earnings and Core Earnings” and “Reconciliation of GAAP Net Interest Margin to Core and Base Net Interest Income and Net Interest Margin.”
Income Statement Highlights

						YoY	QoQ
($000s, except EPS)	4Q21	3Q21	2Q21	1Q21	4Q20	Change	Change

Net Interest Income	$62,674	$63,364	$61,039	$60,892	$55,732	12.5%	(1.1)%
Provision (Benefit) for Credit Losses	761	(6,927)	(1,598)	2,820	3,862	(80.3)	(111.0)
Non-interest Income (Loss)	(280)	866	(3,210)	6,311	(1,181)	(76.3)	(132.3)
Non-interest Expense	38,807	36,345	34,011	38,159	46,811	(17.1)	6.8
Income Before Income Taxes	22,826	34,812	25,416	26,224	3,878	488.6	(34.4)
Provision for Income Taxes	4,743	9,399	6,158	7,185	417	1,037.4	(49.5)
Net Income	$18,083	$25,413	$19,258	$19,039	$3,461	422.5	(28.8)
Diluted EPS	$0.58	$0.81	$0.61	$0.60	$0.11	427.3	(28.4)
Avg. Diluted Shares (000s)	31,353	31,567	31,677	31,604	30,603	2.5	(0.7)

Core Net Income[1]	$20,968	$27,829	$22,994	$16,973	$17,784	17.9	(24.7)
Core EPS[1]	$0.67	$0.88	$0.73	$0.54	$0.58	15.5	(23.9)

1 See Reconciliation of GAAP Earnings and Core Earnings

Net interest income totaled $62.7 million in 4Q21 (an increase of 12.5% YoY, but a decrease of 1.1% QoQ), compared to $63.4 million in 3Q21, $61.0 million in 2Q21, $60.9 million in 1Q21, and $55.7 million in 4Q20.

●	Net interest margin, FTE (“NIM”) of 3.29% increased 21 bps YoY, but declined 5 bps QoQ; PPP loans caused a 3 bps and 2 bps positive impact on the NIM in 4Q21 and 3Q21, respectively, neutral impact in 2Q21, and a drag of 4 bps in 1Q21 and 3 bps in 4Q20
●	Prepayment penalty income from loans and securities, net reversals and recoveries of interest from non-accrual loans, net gains and losses from fair value adjustments on qualifying hedges, and purchase accounting accretion totaled $3.1 million (16 bps to the NIM) in 4Q21 compared to $3.4 million (19 bps) in 3Q21, $1.9 million (10 bps) in 2Q21, $3.3 million (17 bps) in 1Q21, and $2.1 million (11 bps) in 4Q20
●	Excluding the items in the previous bullet, net interest margin was 3.13% in 4Q21 compared to 3.15% in 3Q21, 3.04% in 2Q21, 3.01% in 1Q21, and 2.97% in 4Q20, or an increase of 16 bps YoY, but a decrease of 2 bps QoQ
●	Net PPP loan fees were $1.2 million in 4Q21, $1.3 million in 3Q21, $1.2 million in 2Q21, $0.5 million in 1Q21, and $0.4 million in 4Q20

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54002

The Company recorded a provision for credit losses of $0.8 million in 4Q21, $2.8 million in 1Q21, and $3.9 million in 4Q20 compared to a benefit for credit losses of $6.9 million in 3Q21 and $1.6 million in 2Q21.

●	4Q21 provision for credit losses was driven by the current period originations and the increased risk from the COVID-19 Omicron variant
●	Net charge-offs (recoveries) were $(29) thousand in 4Q21 (negligible as compared to average loans), $(0.6) million in 3Q21 ((4) bps), $0.9 million in 2Q21 (5 bps), $2.9 million in 1Q21 (17 bps), and $0.6 million in 4Q20 (4 bps)

Non-interest income (loss) was $(0.3) million in 4Q21, $0.9 million in 3Q21, $(3.2) million in 2Q21, $6.3 million in 1Q21, and $(1.2) million in 4Q20.

●	Non-interest income included net gains (losses) from fair value adjustments of $(5.1) million in 4Q21 or $(0.13) per share, net of tax, $(2.3) million in 3Q21 or $(0.05) per share, net of tax, $(6.5) million or $(0.15) per share, net of tax in 2Q21, $1.0 million or $0.02 per share, net of tax in 1Q21, and $(4.1) million or $(0.11) per share, net of tax in 4Q20
●	Absent all above items and other immaterial adjustments, core non-interest income was $4.9 million in 4Q21, up 36.6% YoY, and 53.6% QoQ
●	Included in 4Q21 core non-interest income was a one-time $2.0 million ($0.05 per share, net of tax) dividend received on retirement plan investments

Non-interest expense totaled $38.8 million in 4Q21 (a decrease of 17.1% YoY, but an increase of 6.8% QoQ), compared to $36.3 million in 3Q21, $34.0 million in 2Q21, $38.2 million in 1Q21, and $46.8 million in 4Q20.

●	4Q21 non-interest expense includes pre-tax merger benefits of $17 thousand (<$0.01 per share, net of tax)
●	3Q21 non-interest expense includes $2.1 million of pre-tax merger charges ($0.05 per share, net of tax)
●	2Q21 non-interest expense includes $0.5 million of pre-tax merger benefits primarily related to a refund received from a data processing vendor ($(0.01) per share, net of tax)
●	1Q21 non-interest expense includes $1.0 million of pre-tax merger charges ($0.02 per share, net of tax); 1Q21 includes $3.3 million of seasonal compensation expense
●	4Q20 non-interest expense includes $5.3 million pre-tax merger charges ($0.14 per share, net of tax) and $7.8 million pre-tax debt prepayment penalties ($0.20 per share, net of tax)
●	Excluding the above items and other immaterial adjustments, core operating expenses were $38.7 million in 4Q21, up 15.4% YoY and 13.4% QoQ
●	Included in 4Q21 non-interest expense was a one-time $4.3 million ($0.11 per share, net of tax) of increased compensation and benefits for all employees due to record year of earnings in 2021 and employee performance through the pandemic.
●	The efficiency ratio was 58.7% in 4Q21, 52.3% in 3Q21, 53.4% in 2Q21, 58.6% in 1Q21, and 57.6% in 4Q20

The provision for income taxes was $4.7 million in 4Q21, compared to $9.4 million in 3Q21, $6.2 million in 2Q21, $7.2 million in 1Q21, and $0.4 million in 4Q20.

●	The effective tax rate was 20.8% in 4Q21, 27.0% in 3Q21, 24.2% in 2Q21, 27.4% in 1Q21, and 10.8% in 4Q20
●	The 4Q21 effective tax rate declined due to lower levels of taxable state income and higher percentage of permanent differences
●	The 2Q21 effective tax rate includes $0.8 million benefit from a state tax rate change; absent this benefit the effective tax rate would have been 27.2%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54003

Balance Sheet, Credit Quality, and Capital Highlights

						YoY		QoQ
	4Q21	3Q21	2Q21	1Q21	4Q20	Change		Change
Average Loans And Deposits ($MM)
Loans	$6,558	$6,633	$6,687	$6,700	$6,376	2.9%		(1.1)%
Deposits	6,459	6,408	6,511	6,285	5,515	17.1		0.8

Credit Quality ($000s)
Nonperforming Loans	$14,934	$20,217	$17,592	$21,186	$21,073	(29.1)%		(26.1)%
Nonperforming Assets	14,934	20,217	17,592	21,221	21,108	(29.2)		(26.1)
Criticized and Classified Loans	57,650	68,913	69,161	63,095	71,656	(19.5)		(16.3)
Criticized and Classified Assets	78,628	89,889	90,135	63,130	71,691	9.7		(12.5)
Allowance for Credit Losses/Loans (%)	0.56	0.55	0.64	0.67	0.67	(11)	bps	1	bps

Capital
Book Value/Share	$22.26	$21.78	$21.16	$20.65	$20.11	10.7%		2.2%
Tangible Book Value/Share	21.61	21.13	20.51	19.99	19.45	11.1		2.3
Tang. Common Equity/Tang. Assets (%)	8.22	8.04	7.80	7.60	7.52	70	bps	18	bps
Leverage Ratio (%)	8.98	8.83	8.50	8.44	8.38	60		15

Average loans were $6.6 billion, an increase of 2.9% YoY, but a decline of 1.1% QoQ.

●	Total loan closings were $362.7 million in 4Q21, $243.9 million in 3Q21, $324.4 million in 2Q21, $322.9 million in 1Q21, and $316.0 million in 4Q20
●	The loan pipeline of $429.3 million at December 31, 2021 was up 21.1% YoY, but down 19.1% QoQ as the third quarter 2021 pipeline was at record levels
●	PPP loans were $77.4 million at 4Q21, $130.8 million at 3Q21, $197.3 million at 2Q21, $251.0 million at 1Q21, and $151.9 million at 4Q20; forgiven PPP loans were $53.4 million in 4Q21, $66.5 million in 3Q21, $69.2 million in 2Q21, $24.1 million in 1Q21, and $19.7 million in 4Q20; remaining unamortized net PPP fees were $1.9 million at December 31, 2021
●	Period end net loans, excluding PPP loans, totaled $6.5 billion, up 0.2% YoY and 0.9% QoQ

Average Deposits totaled $6.5 billion, increasing 17.1% YoY and 0.8% QoQ.

●	Average core deposits (non-CD deposits) increased to 85.3% of total average deposits (including escrow deposits) in 4Q21, compared to 79.8% a year ago
●	Average non-interest bearing deposits increased 33.6% YoY and 4.6% QoQ and comprised 15.1% of total average deposits (including escrow deposits) in 4Q21 compared to 13.3% a year ago

Credit Quality: Non-performing loans totaled $14.9 million in 4Q21, $20.2 million in 3Q21, $17.6 million in 2Q21, $21.2 million in 1Q21, and $21.1 million in 4Q20.

●	Non-performing assets were down 29.3% YoY and 26.1% QoQ
●	Criticized and classified loans totaled $57.7 million in 4Q21 (87 bps of loans), $68.9 million in 3Q21 (104 bps of loans), $69.2 million at 2Q21 (103 bps), $63.1 million at 1Q21 (94 bps), and $71.7 million at 4Q20 (107 bps)
●	Criticized and classified assets are composed of criticized and classified loans, as detailed above, plus one criticized investment security totaling $21.0 million in both 4Q21 and 3Q21, which is currently under a principal payment forbearance agreement (interest payments are received)
●	Loans classified as troubled debt restructured (TDR) totaled $12.7 million in 4Q21 compared to $13.1 million in 3Q21 and $15.7 million a year ago
●	Over 87% of gross loans are collateralized by real estate with an average loan-to-value ratio of <38% as of December 31, 2021
●	Allowance for credit losses were 0.56% of loans at 4Q21 compared to 0.55% at 3Q21 and 0.67% a year ago
●	Allowance for credit losses were 248.7% of nonperforming loans at 4Q21 compared to 179.9% at 3Q21 and 214.3% a year ago

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54004

Capital: Book value per common share increased to $22.26 at 4Q21, compared to $21.78 at 3Q21, $21.16 at 2Q21, $20.65 at 1Q21, and $20.11 at 4Q20; tangible book value per common share, a non-GAAP measure, was $21.61 in 4Q21,  $21.13 at 3Q21, $20.51 at 2Q21, $19.99 at 1Q21, and $19.45 in 4Q20.

●	The Company paid a dividend of $0.21 per share and repurchased 150,976 shares at an average price of $23.75 in 4Q21
●	As of the end of 4Q21, 848,187 shares remain subject to repurchase under the authorized stock repurchase program, which has no expiration or maximum dollar limit
●	Tangible common equity to tangible assets was 8.22% at 4Q21 compared to 8.04% at 3Q21 and 7.52% a year ago
●	The Company and the Bank remain well capitalized under all applicable regulatory requirements
●	The leverage ratio was 8.98% in 4Q21 versus 8.83% in 3Q21 and 8.38% in 4Q20

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54005

Conference Call Information And First Quarter Earnings Release Date

Conference Call Information:

●	John R. Buran, President and Chief Executive Officer, and Susan K. Cullen, Senior Executive Vice President and Chief Financial Officer, will host a conference call on Friday, January 28, 2022, at 11:00 AM (ET) to discuss the Company’s fourth quarter 2021 results and strategy.
●	Dial-in for Live Call: 1-877-509-5836; Canada 855-669-9657
●	Webcast: https://services.choruscall.com/links/ffic220128.html
●	Dial-in for Replay: 1-877-344-7529; Canada 855-669-9658
●	Replay Access Code: 4089423
●	The conference call will be simultaneously webcast and archived

First Quarter 2022 Earnings Release Date:

The Company plans to release First Quarter 2022 financial results after the market close on April 26, 2022; followed by a conference call at 9:30 AM (ET) on April 27, 2022.

A detailed announcement will be issued prior to the first quarter’s close confirming the date and time of the earnings release.

About Flushing Financial Corporation

Flushing Financial Corporation (Nasdaq: FFIC) is the holding company for Flushing Bank®, an FDIC insured, New York State—chartered commercial bank that operates banking offices in Queens, Brooklyn, Manhattan, and on Long Island. The Bank has been building relationships with families, business owners, and communities since 1929. Today, it offers the products, services, and conveniences associated with large commercial banks, including a full complement of deposit, loan, equipment finance, and cash management services. Rewarding customers with personalized attention and bankers that can communicate in the languages prevalent within these multicultural markets is what makes the Bank uniquely different. As an Equal Housing Lender and leader in real estate lending, the Bank’s experienced lending teams create mortgage solutions for real estate owners and property managers both within and outside the New York City metropolitan area. The Bank also fosters relationships with consumers nationwide through its online banking division with the iGObanking® and BankPurely® brands.

Additional information on Flushing Bank and Flushing Financial Corporation may be obtained by visiting the Company’s website at FlushingBank.com. Flushing Financial Corporation’s earnings release and presentation slides will be available prior to the conference call at www.flushingbank.com under Investor Relations.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

#FF

- Statistical Tables Follow -

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54006

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the three months ended										At or for the year ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
(Dollars in thousands, except per share data)	2021		2021		2021		2021		2020		2021		2020
Performance Ratios (1)
Return on average assets	0.89%		1.26%		0.93%		0.93%		0.18%		1.00%		0.48%
Return on average equity	10.77		15.42		11.95		12.29		2.27		12.60		5.98
Yield on average interest-earning assets (2)	3.77		3.84		3.69		3.77		3.82		3.77		3.86
Cost of average interest-bearing liabilities	0.58		0.61		0.66		0.69		0.86		0.63		1.16
Cost of funds	0.50		0.53		0.57		0.61		0.77		0.55		1.06
Net interest rate spread during period (2)	3.19		3.23		3.03		3.08		2.96		3.14		2.70
Net interest margin (2)	3.29		3.34		3.14		3.18		3.08		3.24		2.85
Non-interest expense to average assets	1.92		1.80		1.65		1.87		2.43		1.81		1.90
Efficiency ratio (3)	58.66		52.28		53.38		58.58		57.56		55.72		58.69
Average interest-earning assets to average interest-bearing liabilities	1.22	X	1.21	X	1.19	X	1.18	X	1.17	X	1.20	X	1.16	X

Average Balances
Total loans, net	$6,558,285		$6,633,301		$6,686,888		$6,700,476		$6,375,516		$6,644,317		$6,005,947
Total interest-earning assets	7,627,256		7,608,317		7,790,174		7,667,217		7,243,472		7,672,954		6,862,798
Total assets	8,090,701		8,072,918		8,263,553		8,147,714		7,705,407		8,143,372		7,276,022
Total due to depositors	5,397,802		5,406,423		5,495,936		5,363,647		4,708,760		5,416,020		4,509,206
Total interest-bearing liabilities	6,276,221		6,310,859		6,532,891		6,477,871		6,169,574		6,398,666		5,941,594
Stockholders' equity	671,474		659,288		644,690		619,647		609,463		648,946		580,067

Per Share Data
Book value per common share (4)	$22.26		$21.78		$21.16		$20.65		$20.11		$22.26		$20.11
Tangible book value per common share (5)	$21.61		$21.13		$20.51		$19.99		$19.45		$21.61		$19.45

Stockholders' Equity
Stockholders' equity	$679,628		$668,096		$655,167		$639,201		$618,997		$679,628		$618,997
Tangible stockholders' equity	659,758		648,039		634,959		618,839		598,476		659,758		598,476

Consolidated Regulatory Capital Ratios
Tier 1 capital	$726,174		$711,276		$697,591		$679,343		$662,987		$726,174		$662,987
Common equity Tier 1 capital	671,494		661,340		649,367		636,071		621,247		671,494		621,247
Total risk-based capital	885,469		832,255		823,494		806,922		794,034		885,469		794,034
Risk Weighted Assets	6,182,095		6,194,207		6,344,076		6,281,136		6,287,598		6,182,095		6,287,598

Tier 1 leverage capital (well capitalized = 5%)	8.98%		8.83%		8.50%		8.44%		8.38%		8.98%		8.38%
Common equity Tier 1 risk-based capital (well capitalized = 6.5%)	10.86		10.68		10.24		10.13		9.88		10.86		9.88
Tier 1 risk-based capital (well capitalized = 8.0%)	11.75		11.48		11.00		10.82		10.54		11.75		10.54
Total risk-based capital (well capitalized = 10.0%)	14.32		13.44		12.98		12.85		12.63		14.32		12.63

Capital Ratios
Average equity to average assets	8.30%		8.17%		7.80%		7.61%		7.91%		7.97%		7.97%
Equity to total assets	8.45		8.27		8.03		7.83		7.76		8.45		7.76
Tangible common equity to tangible assets (6)	8.22		8.04		7.80		7.60		7.52		8.22		7.52

Asset Quality
Non-accrual loans (7)	$14,933		$18,292		$17,391		$18,604		$18,325		$14,933		$18,325
Non-performing loans	14,933		20,217		17,592		21,186		21,073		14,933		21,073
Non-performing assets	14,933		20,217		17,592		21,221		21,108		14,933		21,108
Net charge-offs (recoveries)	(29)		(619)		902		2,865		646		3,119		3,639

Asset Quality Ratios
Non-performing loans to gross loans	0.23%		0.31%		0.26%		0.31%		0.31%		0.23%		0.31%
Non-performing assets to total assets	0.19		0.25		0.22		0.26		0.26		0.19		0.26
Allowance for loan losses to gross loans	0.56		0.55		0.64		0.67		0.67		0.56		0.67
Allowance for loan losses to non-performing assets	248.66		179.86		242.55		212.52		213.91		248.66		213.91
Allowance for loan losses to non-performing loans	248.66		179.86		242.55		212.87		214.27		248.66		214.27
Net charge-offs (recoveries) to average loans	(0.00)		(0.04)		0.05		0.17		0.04		0.05		0.06

Full-service customer facilities	24		24		25		25		25		24		25

(See footnotes on next page)

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54007

(1) Ratios are presented on an annualized basis, where appropriate.

(2) Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

(3) Efficiency ratio, a non-GAAP measure, was calculated by dividing non-interest expense (excluding merger expense, OREO expense, prepayment penalty on borrowings, the net gain/loss from the sale of OREO and net amortization of purchase accounting adjustments) by the total of net interest income (excluding net gains and losses from fair value adjustments on qualifying hedges and net amortization of purchase accounting adjustments) and non-interest income (excluding life insurance proceeds, net gains and losses from the sale or disposition of securities, assets and fair value adjustments).

(4) Calculated by dividing stockholders’ equity by shares outstanding.

(5) Calculated by dividing tangible stockholders’ common equity, a non-GAAP measure, by shares outstanding. Tangible stockholders’ common equity is stockholders’ equity less intangible assets (goodwill, net of deferred taxes). See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(6) See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(7) Excludes performing non-accrual TDR loans.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54008

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(In thousands, except per share data)	2021	2021	2021	2021	2020	2021	2020
Interest and Dividend Income
Interest and fees on loans	$68,113	$69,198	$67,999	$69,021	$66,120	$274,331	$248,153
Interest and dividends on securities:
Interest	3,536	3,706	3,685	3,072	2,813	13,999	15,776
Dividends	7	7	7	8	8	29	43
Other interest income	74	42	51	36	30	203	355
Total interest and dividend income	71,730	72,953	71,742	72,137	68,971	288,562	264,327

Interest Expense
Deposits	3,975	4,705	5,539	6,105	6,470	20,324	42,312
Other interest expense	5,081	4,884	5,164	5,140	6,769	20,269	26,816
Total interest expense	9,056	9,589	10,703	11,245	13,239	40,593	69,128

Net Interest Income	62,674	63,364	61,039	60,892	55,732	247,969	195,199
Provision (benefit) for credit losses	761	(6,927)	(1,598)	2,820	3,862	(4,944)	23,129
Net Interest Income After Provision (Benefit) for Credit Losses	61,913	70,291	62,637	58,072	51,870	252,913	172,070

Non-interest Income (Loss)
Banking services fee income	1,142	865	1,233	2,725	1,442	5,965	4,500
Net gain (loss) on sale of securities	—	(10)	123	—	(610)	113	(701)
Net gain on sale of loans	46	131	127	31	6	335	48
Net gain on disposition of assets	—	—	—	621	—	621	—
Net gain (loss) from fair value adjustments	(5,140)	(2,289)	(6,548)	982	(4,129)	(12,995)	(2,142)
Federal Home Loan Bank of New York stock dividends	417	491	500	689	734	2,097	3,453
Life insurance proceeds	—	—	—	—	—	—	659
Bank owned life insurance	1,023	1,015	1,009	997	1,016	4,044	3,814
Other income	2,232	663	346	266	360	3,507	1,412
Total non-interest income (loss)	(280)	866	(3,210)	6,311	(1,181)	3,687	11,043

Non-interest Expense
Salaries and employee benefits	25,223	20,544	19,879	22,664	22,089	88,310	74,228
Occupancy and equipment	3,579	3,534	3,522	3,367	3,446	14,002	12,134
Professional services	1,152	1,899	1,988	2,400	2,463	7,439	9,374
FDIC deposit insurance	391	618	729	1,213	562	2,951	2,676
Data processing	1,757	1,759	1,419	2,109	3,411	7,044	8,586
Depreciation and amortization	1,521	1,627	1,638	1,639	1,579	6,425	6,212
Other real estate owned/foreclosure (recoveries) expense	129	182	22	(10)	95	323	216
Prepayment penalty on borrowings	—	—	—	—	7,834	—	7,834
Other operating expenses	5,055	6,182	4,814	4,777	5,332	20,828	16,671
Total non-interest expense	38,807	36,345	34,011	38,159	46,811	147,322	137,931

Income Before Provision for Income Taxes	22,826	34,812	25,416	26,224	3,878	109,278	45,182

Provision for Income Taxes	4,743	9,399	6,158	7,185	417	27,485	10,508

Net Income	$18,083	$25,413	$19,258	$19,039	$3,461	$81,793	$34,674

Basic earnings per common share	$0.58	$0.81	$0.61	$0.60	$0.11	$2.59	$1.18
Diluted earnings per common share	$0.58	$0.81	$0.61	$0.60	$0.11	$2.59	$1.18
Dividends per common share	$0.21	$0.21	$0.21	$0.21	$0.21	$0.84	$0.84

Basic average shares	31,353	31,567	31,677	31,604	30,603	31,550	29,301
Diluted average shares	31,353	31,567	31,677	31,604	30,603	31,550	29,301

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54009

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2021	2021	2021	2021	2020
ASSETS
Cash and due from banks	$81,723	$178,598	$145,971	$174,420	$157,388
Securities held-to-maturity:
Mortgage-backed securities	7,894	7,899	7,904	7,909	7,914
Other securities	49,974	49,989	49,986	49,912	49,918
Securities available for sale:
Mortgage-backed securities	572,184	584,145	596,661	518,781	404,460
Other securities	205,052	212,654	224,784	242,440	243,514
Loans	6,638,105	6,630,354	6,718,806	6,745,316	6,704,674
Allowance for loan losses	(37,135)	(36,363)	(42,670)	(45,099)	(45,153)
Net loans	6,600,970	6,593,991	6,676,136	6,700,217	6,659,521
Interest and dividends receivable	38,698	40,912	43,803	44,941	44,041
Bank premises and equipment, net	23,338	24,018	26,438	27,498	28,179
Federal Home Loan Bank of New York stock	35,937	36,158	41,630	41,498	43,439
Bank owned life insurance	210,754	184,730	183,715	182,707	181,710
Goodwill	17,636	17,636	17,636	17,636	17,636
Core deposit intangibles	2,562	2,708	2,859	3,013	3,172
Right of use asset	50,200	50,155	51,972	53,802	50,743
Other assets	148,989	93,741	89,850	94,410	84,759
Total assets	$8,045,911	$8,077,334	$8,159,345	$8,159,184	$7,976,394

LIABILITIES
Deposits	$6,333,532	$6,421,391	$6,298,790	$6,326,577	$6,090,733
Mortgagors' escrow deposits	51,913	67,207	58,230	74,348	45,622
Borrowed funds	815,544	752,925	971,827	948,920	1,020,895
Operating lease liability	54,155	54,239	56,151	58,080	59,100
Other liabilities	111,139	113,476	119,180	112,058	141,047
Total liabilities	7,366,283	7,409,238	7,504,178	7,519,983	7,357,397

STOCKHOLDERS' EQUITY
Preferred stock (5,000,000 shares authorized; none issued)	—	—	—	—	—
Common stock ($0.01 par value; 100,000,000 shares authorized)	341	341	341	341	341
Additional paid-in capital	263,375	262,009	260,958	260,019	261,533
Treasury stock	(75,293)	(71,738)	(65,335)	(65,479)	(69,400)
Retained earnings	497,889	486,418	467,620	455,023	442,789
Accumulated other comprehensive loss, net of taxes	(6,684)	(8,934)	(8,417)	(10,703)	(16,266)
Total stockholders' equity	679,628	668,096	655,167	639,201	618,997

Total liabilities and stockholders' equity	$8,045,911	$8,077,334	$8,159,345	$8,159,184	$7,976,394

(In thousands)
Issued shares	34,088	34,088	34,088	34,088	34,088
Outstanding shares	30,526	30,676	30,962	30,954	30,776
Treasury shares	3,561	3,412	3,126	3,133	3,312

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540010

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

AVERAGE BALANCE SHEETS

(Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(In thousands)	2021	2021	2021	2021	2020	2021	2020
Interest-earning Assets:
Mortgage loans, net	$5,140,233	$5,158,213	$5,130,400	$5,155,975	$5,010,097	$5,146,195	$4,798,232
Other loans, net	1,418,052	1,475,088	1,556,488	1,544,501	1,365,419	1,498,122	1,207,715
Total loans, net	6,558,285	6,633,301	6,686,888	6,700,476	6,375,516	6,644,317	6,005,947
Taxable securities:
Mortgage-backed securities	595,538	590,732	578,134	433,917	413,875	550,136	450,065
Other securities	207,482	217,763	232,020	300,828	266,663	239,208	249,533
Total taxable securities	803,020	808,495	810,154	734,745	680,538	789,344	699,598
Tax-exempt securities:
Other securities	50,834	50,832	50,830	50,828	50,768	50,831	56,530
Total tax-exempt securities	50,834	50,832	50,830	50,828	50,768	50,831	56,530
Interest-earning deposits and federal funds sold	215,117	115,689	242,302	181,168	136,650	188,462	100,723
Total interest-earning assets	7,627,256	7,608,317	7,790,174	7,667,217	7,243,472	7,672,954	6,862,798
Other assets	463,445	464,601	473,379	480,497	461,935	470,418	413,224
Total assets	$8,090,701	$8,072,918	$8,263,553	$8,147,714	$7,705,407	$8,143,372	$7,276,022

Interest-bearing Liabilities:
Deposits:
Savings accounts	$154,471	$153,120	$153,113	$170,079	$163,382	$157,640	$176,443
NOW accounts	2,115,619	2,107,866	2,255,581	2,185,384	1,924,840	2,165,762	1,603,402
Money market accounts	2,177,928	2,107,473	2,043,257	1,905,543	1,507,245	2,059,431	1,561,496
Certificate of deposit accounts	949,784	1,037,964	1,043,985	1,102,641	1,113,293	1,033,187	1,167,865
Total due to depositors	5,397,802	5,406,423	5,495,936	5,363,647	4,708,760	5,416,020	4,509,206
Mortgagors' escrow accounts	84,617	68,562	91,545	65,372	75,005	77,552	70,829
Total interest-bearing deposits	5,482,419	5,474,985	5,587,481	5,429,019	4,783,765	5,493,572	4,580,035
Borrowings	793,802	835,874	945,410	1,048,852	1,385,809	905,094	1,361,559
Total interest-bearing liabilities	6,276,221	6,310,859	6,532,891	6,477,871	6,169,574	6,398,666	5,941,594
Non interest-bearing demand deposits	976,803	933,443	923,220	856,052	731,170	922,741	583,235
Other liabilities	166,203	169,328	162,752	194,144	195,200	173,019	171,126
Total liabilities	7,419,227	7,413,630	7,618,863	7,528,067	7,095,944	7,494,426	6,695,955
Equity	671,474	659,288	644,690	619,647	609,463	648,946	580,067
Total liabilities and equity	$8,090,701	$8,072,918	$8,263,553	$8,147,714	$7,705,407	$8,143,372	$7,276,022

Net interest-earning assets	$1,351,035	$1,297,458	$1,257,283	$1,189,346	$1,073,898	$1,274,288	$921,204

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540011

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

NET INTEREST INCOME AND NET INTEREST MARGIN

(Unaudited)

	For the three months ended										For the year ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
(Dollars in thousands)	2021		2021		2021		2021		2020		2021		2020
Interest Income:
Mortgage loans, net	$54,260		$55,114		$52,987		$55,219		$53,777		$217,580		$202,722
Other loans, net	13,853		14,084		15,012		13,802		12,343		56,751		45,431
Total loans, net	68,113		69,198		67,999		69,021		66,120		274,331		248,153
Taxable securities:
Mortgage-backed securities	2,125		2,279		2,233		1,698		1,435		8,335		8,730
Other securities	993		1,008		1,037		963		957		4,001		5,178
Total taxable securities	3,118		3,287		3,270		2,661		2,392		12,336		13,908
Tax-exempt securities:
Other securities	538		539		535		530		543		2,142		2,419
Total tax-exempt securities	538		539		535		530		543		2,142		2,419
Interest-earning deposits and federal funds sold	74		42		51		36		30		203		355
Total interest-earning assets	71,843		73,066		71,855		72,248		69,085		289,012		264,835
Interest Expense:
Deposits:
Savings accounts	$53		$61		$66		$75		$75		$255		$495
NOW accounts	1,021		1,227		1,499		1,706		1,320		5,453		9,309
Money market accounts	1,428		1,683		2,060		2,100		2,010		7,271		14,368
Certificate of deposit accounts	1,471		1,734		1,913		2,222		3,065		7,340		18,096
Total due to depositors	3,973		4,705		5,538		6,103		6,470		20,319		42,268
Mortgagors' escrow accounts	2		—		1		2		—		5		44
Total interest-bearing deposits	3,975		4,705		5,539		6,105		6,470		20,324		42,312
Borrowings	5,081		4,884		5,164		5,140		6,769		20,269		26,816
Total interest-bearing liabilities	9,056		9,589		10,703		11,245		13,239		40,593		69,128
Net interest income- tax equivalent	$62,787		$63,477		$61,152		$61,003		$55,846		$248,419		$195,707
Included in net interest income above:
Prepayment penalties received on loans and securities and net of reversals and recovered interest from non-accrual loans	$1,497		$2,136		$2,046		$948		$1,093		$6,627		$4,576
Net gains/(losses) from fair value adjustments on qualifying hedges included in loan interest income	1,122		194		(664)		1,427		1,023		2,079		(1,185)
Purchase accounting adjustments	462		1,100		565		922		11		3,049		11
Interest-earning Assets Yields:
Mortgage loans, net	4.22%		4.27%		4.13%		4.28%		4.29%		4.23%		4.22%
Other loans, net	3.91		3.82		3.86		3.57		3.62		3.79		3.76
Total loans, net	4.15		4.17		4.07		4.12		4.15		4.13		4.13
Taxable securities:
Mortgage-backed securities	1.43		1.54		1.54		1.57		1.39		1.52		1.94
Other securities	1.91		1.85		1.79		1.28		1.44		1.67		2.08
Total taxable securities	1.55		1.63		1.61		1.45		1.41		1.56		1.99
Tax-exempt securities: (1)
Other securities	4.23		4.24		4.21		4.17		4.28		4.21		4.28
Total tax-exempt securities	4.23		4.24		4.21		4.17		4.28		4.21		4.28
Interest-earning deposits and federal funds sold	0.14		0.15		0.08		0.08		0.09		0.11		0.35
Total interest-earning assets	3.77%		3.84%		3.69%		3.77%		3.82%		3.77%		3.86%
Interest-bearing Liabilities Yields:
Deposits:
Savings accounts	0.14%		0.16%		0.17%		0.18%		0.18%		0.16%		0.28%
NOW accounts	0.19		0.23		0.27		0.31		0.27		0.25		0.58
Money market accounts	0.26		0.32		0.40		0.44		0.53		0.35		0.92
Certificate of deposit accounts	0.62		0.67		0.73		0.81		1.10		0.71		1.55
Total due to depositors	0.29		0.35		0.40		0.46		0.55		0.38		0.94
Mortgagors' escrow accounts	0.01		—		—		0.01		—		0.01		0.06
Total interest-bearing deposits	0.29		0.34		0.40		0.45		0.54		0.37		0.92
Borrowings	2.56		2.34		2.18		1.96		1.95		2.24		1.97
Total interest-bearing liabilities	0.58%		0.61%		0.66%		0.69%		0.86%		0.63%		1.16%

Net interest rate spread (tax equivalent)	3.19%		3.23%		3.03%		3.08%		2.96%		3.14%		2.70%
Net interest margin (tax equivalent)	3.29%		3.34%		3.14%		3.18%		3.08%		3.24%		2.85%
Ratio of interest-earning assets to interest-bearing liabilities	1.22	X	1.21	X	1.19	X	1.18	X	1.17	X	1.20	X	1.16	X

(1) Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540012

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

DEPOSIT and LOAN COMPOSITION

(Unaudited)

Deposit Composition

						December 2021 vs.	December 2021 vs.
	December 31,	September 30,	June 30,	March 31,	December 31,	September 2021	December 2020
(Dollars in thousands)	2021	2021	2021	2021	2020	% Change	% Change
Non-interest bearing	$967,621	$941,259	$945,491	$917,189	$778,672	2.8%	24.3%
Interest bearing:
Certificate of deposit accounts	946,575	1,040,098	1,020,615	1,070,595	1,138,361	(9.0)	(16.8)
Savings accounts	156,554	152,306	152,931	170,272	168,183	2.8	(6.9)
Money market accounts	2,342,003	2,152,085	2,057,188	1,990,656	1,682,345	8.8	39.2
NOW accounts	1,920,779	2,135,643	2,122,565	2,177,865	2,323,172	(10.1)	(17.3)
Total interest-bearing deposits	5,365,911	5,480,132	5,353,299	5,409,388	5,312,061	(2.1)	1.0
Total deposits	$6,333,532	$6,421,391	$6,298,790	$6,326,577	$6,090,733	(1.4)%	4.0%

Loan Composition

						December 2021 vs.	December 2021 vs.
	December 31,	September 30,	June 30,	March 31,	December 31,	September 2021	December 2020
(Dollars in thousands)	2021	2021	2021	2021	2020	% Change	% Change
Multifamily residential	$2,517,026	$2,498,980	$2,542,010	$2,525,967	$2,533,952	0.7%	(0.7)%
Commercial real estate	1,775,629	1,745,855	1,726,895	1,721,702	1,754,754	1.7	1.2
One-to-four family ― mixed-use property	571,795	579,100	582,211	595,431	602,981	(1.3)	(5.2)
One-to-four family ― residential	268,255	280,343	288,652	239,391	245,211	(4.3)	9.4
Co-operative apartments	8,316	7,804	7,883	7,965	8,051	6.6	3.3
Construction	59,761	71,464	62,802	61,528	83,322	(16.4)	(28.3)
Mortgage Loans	5,200,782	5,183,546	5,210,453	5,151,984	5,228,271	0.3	(0.5)

Small Business Administration (1)	93,811	148,855	215,158	267,120	167,376	(37.0)	(44.0)
Taxi medallion	—	—	—	—	2,757	—	(100.0)
Commercial business and other	1,339,273	1,294,688	1,291,526	1,326,657	1,303,225	3.4	2.8
Non-mortgage loans	1,433,084	1,443,543	1,506,684	1,593,777	1,473,358	(0.7)	(2.7)

Net unamortized premiums and unearned loan fees (2)	4,239	3,265	1,669	(445)	3,045	29.8	39.2
Allowance for loan losses	(37,135)	(36,363)	(42,670)	(45,099)	(45,153)	2.1	(17.8)
Net loans	$6,600,970	$6,593,991	$6,676,136	$6,700,217	$6,659,521	0.1%	(0.9)%

(1) Includes $77.4 million, $130.8 million, $197.3 million, $251.0 million, and $151.9 million of PPP loans at December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021, and December 31, 2020, respectively.

(2) Includes $8.0 million, $8.6 million, $9.7 million, $10.5 million, and $11.3 million of purchase accounting unamortized discount resulting from the acquisition of Empire Bancorp at December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021, and December 31, 2020, respectively.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540013

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

LOAN CLOSINGS and RATES

(Unaudited)

Loan Closings

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(In thousands)	2021	2021	2021	2021	2020	2021	2020
Multifamily residential	$79,648	$41,850	$66,913	$58,553	$52,024	$246,964	$212,729
Commercial real estate	64,916	48,447	37,963	17,156	57,634	168,482	191,852
One-to-four family – mixed-use property	12,440	12,823	7,135	8,712	9,692	41,110	35,131
One-to-four family – residential	5,162	2,761	59,494	3,131	8,422	70,548	21,805
Co-operative apartments	413	—	—	—	—	413	704
Construction	17,033	8,687	5,281	7,123	6,869	38,124	21,859
Mortgage Loans	179,612	114,568	176,786	94,675	134,641	565,641	484,080

Small Business Administration (1)	270	415	17,585	125,093	598	143,363	112,352
Commercial business and other	182,858	128,946	130,036	103,118	180,787	544,958	407,725
Non-mortgage Loans	183,128	129,361	147,621	228,211	181,385	688,321	520,077

Total Closings	$362,740	$243,929	$324,407	$322,886	$316,026	$1,253,962	$1,004,157

(1) Includes $15.5 million and $123.2 million of PPP closings for the three months ended June 30, 2021 and March 31, 2021, respectively and $138.7 million and $111.6 million for the years ended December 31 2021 and 2020, respectively.

Weighted Average Rate on Loan Closings

	For the three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
Loan type	2021	2021	2021	2021	2020
Mortgage loans	3.77%	3.80%	3.53%	3.47%	3.47%
Non-mortgage loans	3.24	3.49	3.23	2.26	3.37
Total loans	3.51%	3.64%	3.39%	2.62%	3.41%

Excluding PPP loans	3.51%	3.64%	3.51%	3.62%	3.41%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540014

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

ASSET QUALITY

(Unaudited)

Allowance for Loan Losses

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(Dollars in thousands)	2021	2021	2021	2021	2020	2021	2020
Allowance for loan losses
Beginning balances	$36,363	$42,670	$45,099	$45,153	$38,343	45,153	21,751
Adoption of Current Expected Credit Losses	—	—	—	—	—	—	379

Net loan charge-off (recoveries):
Multifamily residential	—	—	—	33	(11)	$33	$(38)
Commercial real estate	—	—	—	64	—	64	—
One-to-four family – mixed-use property	1	(123)	3	19	—	(100)	(135)
One-to-four family – residential	(3)	(147)	(2)	(5)	(2)	(157)	(12)
Small Business Administration	(7)	(8)	(9)	(10)	(3)	(34)	108
Taxi medallion	—	(1,235)	(222)	2,758	124	1,301	1,075
Commercial business and other	(20)	894	1,132	6	538	2,012	2,641
Total	(29)	(619)	902	2,865	646	3,119	3,639

(Benefit) provision for loan losses	743	(6,926)	(1,527)	2,811	3,357	(4,899)	22,563
Allowance recorded at the time of Acquisition	—	—	—	—	4,099	—	4,099

Ending balance	$37,135	$36,363	$42,670	$45,099	$45,153	$37,135	$45,153

Gross charge-offs	$7	$1,019	$1,186	$2,922	$752	$5,134	$4,005
Gross recoveries	36	1,638	284	57	106	2,015	366

Allowance for loan losses to gross loans	0.56%	0.55%	0.64%	0.67%	0.67%	0.56%	0.67%
Net loan charge-offs (recoveries) to average loans	(0.00)	(0.04)	0.05	0.17	0.04	0.05	0.06

Non-Performing Assets

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2021	2021	2021	2021	2020
Loans 90 Days Or More Past Due and Still Accruing:
Multifamily residential	$—	$—	$201	$201	$201
Commercial real estate	—	—	—	—	2,547
Construction	—	873	—	2,381	—
Commercial business and other	—	1,052	—	—	—
Total	—	1,925	201	2,582	2,748

Non-accrual Loans:
Multifamily residential	2,431	4,192	4,669	4,338	2,524
Commercial real estate	613	613	8	8	1,683
One-to-four family - mixed-use property (1)	1,309	2,204	2,309	2,355	1,366
One-to-four family - residential	7,725	7,807	6,940	7,335	5,854
Small Business Administration	937	976	976	1,151	1,151
Taxi medallion(1)	—	—	—	—	2,317
Commercial business and other(1)	1,918	2,500	2,489	3,417	3,430
Total	14,933	18,292	17,391	18,604	18,325

Total Non-performing Loans (NPLs)	14,933	20,217	17,592	21,186	21,073

Other Non-performing Assets:
Other asset acquired through foreclosure	—	—	—	35	35
Total	—	—	—	35	35

Total Non-performing Assets	$14,933	$20,217	$17,592	$21,221	$21,108

Non-performing Assets to Total Assets	0.19%	0.25%	0.22%	0.26%	0.26%
Allowance For Loan Losses to NPLs	248.7%	179.9%	242.6%	212.9%	214.3%

(1) Not included in the above analysis are non-accrual performing TDR one-to-four family mixed use property loans totaling  $0.3 million each in 4Q21,  3Q21, 2Q21, 1Q21, and 4Q20; non-accrual performing TDR taxi medallion loans totaling $0.4 million in 4Q20, and non-accrual performing TDR commercial business loans totaling $2.2 million each in 2Q21, 1Q21, and 4Q20.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540015

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

Non-cash Fair Value Adjustments to GAAP Earnings

The variance in GAAP and core earnings is partly driven by the impact of non-cash net gains and losses from fair value adjustments. These fair value adjustments relate primarily to swaps designated to protect against rising rates and borrowing carried at fair value under the fair value option. As the swaps get closer to maturity, the volatility in fair value adjustments will dissipate. In a declining interest rate environment, the movement in the curve exaggerates our mark-to-market loss position. In a rising interest rate environment or a steepening of the yield curve, the loss position would experience an improvement.

Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre-provision Pre-tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE, Base Net Interest Income FTE, Base Net Interest Margin FTE, Core Interest Income and Yield on Total Loans, Base Interest Income and Yield on Total Loans, Core Non-interest Income, Core Non-interest Expense and Tangible Book Value per common share are each non-GAAP measures used in this release. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and non-interest items and provide an alternative view of the Company's performance over time and in comparison to the Company's competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value per common share is useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors. These measures should not be viewed as a substitute for total shareholders' equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540016

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

(Unaudited)

	For the three months ended					For the year ended
(Dollars in thousands,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
except per share data)	2021	2021	2021	2021	2020	2021	2020

GAAP income before income taxes	$22,826	$34,812	$25,416	$26,224	$3,878	$109,278	$45,182

Day 1, Provision for Credit Losses - Empire transaction (Provision for credit losses)	—	—	—	—	1,818	—	1,818
Net (gain) loss from fair value adjustments (Non-interest income (loss))	5,140	2,289	6,548	(982)	4,129	12,995	2,142
Net (gain) loss on sale of securities (Non-interest income (loss))	—	10	(123)	—	610	(113)	701
Life insurance proceeds (Non-interest income (loss))	—	—	—	—	—	—	(659)
Net gain on disposition of assets (Non-interest income (loss))	—	—	—	(621)	—	(621)	—
Net (gain) loss from fair value adjustments on qualifying hedges (Interest and fees on loans)	(1,122)	(194)	664	(1,427)	(1,023)	(2,079)	1,185
Prepayment penalty on borrowings (Non-interest expense)	—	—	—	—	7,834	—	7,834
Net amortization of purchase accounting adjustments (Various)	(324)	(958)	(418)	(789)	80	(2,489)	80
Merger (benefit) expense (Various)	(17)	2,096	(490)	973	5,349	2,562	6,894

Core income before taxes	26,503	38,055	31,597	23,378	22,675	119,533	65,177

Provision for income taxes for core income	5,535	10,226	8,603	6,405	4,891	30,769	15,428

Core net income	$20,968	$27,829	$22,994	$16,973	$17,784	$88,764	$49,749

GAAP diluted earnings per common share	$0.58	$0.81	$0.61	$0.60	$0.11	$2.59	$1.18
Day 1, Provision for Credit Losses - Empire transaction, net of tax	—	—	—	—	0.05	—	0.05
Net (gain) loss from fair value adjustments, net of tax	0.13	0.05	0.15	(0.02)	0.11	0.31	0.06
Net loss on sale of securities, net of tax	—	—	—	—	0.02	—	0.02
Life insurance proceeds	—	—	—	—	—	—	(0.02)
Net gain on disposition of assets, net of tax	—	—	—	(0.01)	—	(0.01)	—
Net (gain) loss from fair value adjustments on qualifying hedges, net of tax	(0.03)	—	0.02	(0.03)	(0.03)	(0.05)	0.03
Prepayment penalty on borrowings, net of tax	—	—	—	—	0.20	—	0.20
Net amortization of purchase accounting adjustments, net of tax	(0.01)	(0.02)	(0.01)	(0.02)	—	(0.06)	—
Merger (benefit) expense, net of tax	—	0.05	(0.01)	0.02	0.14	0.06	0.18
NYS tax change	—	—	(0.02)	—	—	(0.02)	—

Core diluted earnings per common share(1)	$0.67	$0.88	$0.73	$0.54	$0.58	$2.81	$1.70

Core net income, as calculated above	$20,968	$27,829	$22,994	$16,973	$17,784	$88,764	$49,749
Average assets	8,090,701	8,072,918	8,263,553	8,147,714	7,705,407	8,143,372	7,276,022
Average equity	671,474	659,288	644,690	619,647	609,463	648,946	580,067
Core return on average assets(2)	1.04%	1.38%	1.11%	0.83%	0.92%	1.09%	0.68%
Core return on average equity(2)	12.49%	16.88%	14.27%	10.96%	11.67%	13.68%	8.58%

(1) Core diluted earnings per common share may not foot due to rounding.

(2) Ratios are calculated on an annualized basis.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540017

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP REVENUE and PRE-PROVISION

PRE-TAX NET REVENUE

(Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(Dollars in thousands)	2021	2021	2021	2021	2020	2021	2020

GAAP Net interest income	$62,674	$63,364	$61,039	$60,892	$55,732	$247,969	$195,199
Net (gain) loss from fair value adjustments on qualifying hedges	(1,122)	(194)	664	(1,427)	(1,023)	(2,079)	1,185
Net amortization of purchase accounting adjustments	(462)	(1,100)	(565)	(922)	(11)	(3,049)	(11)
Core Net interest income	$61,090	$62,070	$61,138	$58,543	$54,698	$242,841	$196,373

GAAP Non-interest income (loss)	$(280)	$866	$(3,210)	$6,311	$(1,181)	$3,687	$11,043
Net (gain) loss from fair value adjustments	5,140	2,289	6,548	(982)	4,129	12,995	2,142
Net loss on sale of securities	—	10	(123)	—	610	(113)	701
Life insurance proceeds	—	—	—	—	—	—	(659)
Net gain on sale of assets	—	—	—	(621)	—	(621)	—
Core Non-interest income	$4,860	$3,165	$3,215	$4,708	$3,558	$15,948	$13,227

GAAP Non-interest expense	$38,807	$36,345	$34,011	$38,159	$46,811	$147,322	$137,931
Prepayment penalty on borrowings	—	—	—	—	(7,834)	—	(7,834)
Net amortization of purchase accounting adjustments	(138)	(142)	(147)	(133)	(91)	(560)	(91)
Merger (benefit) expense	17	(2,096)	490	(973)	(5,349)	(2,562)	(6,894)
Core Non-interest expense	$38,686	$34,107	$34,354	$37,053	$33,537	$144,200	$123,112

Net interest income	$62,674	$63,364	$61,039	$60,892	$55,732	$247,969	$195,199
Non-interest income (loss)	(280)	866	(3,210)	6,311	(1,181)	3,687	11,043
Non-interest expense	(38,807)	(36,345)	(34,011)	(38,159)	(46,811)	(147,322)	(137,931)
Pre-provision pre-tax net revenue	$23,587	$27,885	$23,818	$29,044	$7,740	$104,334	$68,311

Core:
Net interest income	$61,090	$62,070	$61,138	$58,543	$54,698	$242,841	$196,373
Non-interest income	4,860	3,165	3,215	4,708	3,558	15,948	13,227
Non-interest expense	(38,686)	(34,107)	(34,354)	(37,053)	(33,537)	(144,200)	(123,112)
Pre-provision pre-tax net revenue	$27,264	$31,128	$29,999	$26,198	$24,719	$114,589	$86,488
Efficiency Ratio	58.7%	52.3%	53.4%	58.6%	57.6%	55.7%	58.7%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540018

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP NET INTEREST INCOME and NET INTEREST MARGIN

to CORE and BASE NET INTEREST INCOME

(Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(Dollars in thousands)	2021	2021	2021	2021	2020	2021	2020
GAAP net interest income	$62,674	$63,364	$61,039	$60,892	$55,732	$247,969	$195,199
Net (gain) loss from fair value adjustments on qualifying hedges	(1,122)	(194)	664	(1,427)	(1,023)	(2,079)	1,185
Net amortization of purchase accounting adjustments	(462)	(1,100)	(565)	(922)	(11)	(3,049)	(11)
Tax equivalent adjustment	113	113	113	111	114	450	508
Core net interest income FTE	$61,203	$62,183	$61,251	$58,654	$54,812	$243,291	$196,881
Prepayment penalties received on loans and securities, net of reversals and recoveries of interest from non-accrual loans	(1,497)	(2,136)	(2,046)	(948)	(1,093)	(6,627)	(4,576)
Base net interest income FTE	$59,706	$60,047	$59,205	$57,706	$53,719	$236,664	$192,305

Total average interest-earning assets (1)	$7,634,601	$7,616,332	$7,799,176	$7,676,833	$7,245,147	$7,681,441	$6,863,219
Core net interest margin FTE	3.21%	3.27%	3.14%	3.06%	3.03%	3.17%	2.87%
Base net interest margin FTE	3.13%	3.15%	3.04%	3.01%	2.97%	3.08%	2.80%

GAAP interest income on total loans, net	$68,113	$69,198	$67,999	$69,021	$66,120	$274,331	$248,153
Net (gain) loss from fair value adjustments on qualifying hedges	(1,122)	(194)	664	(1,427)	(1,023)	(2,079)	1,185
Net amortization of purchase accounting adjustments	(535)	(1,126)	(624)	(728)	(356)	(3,013)	(356)
Core interest income on total loans, net	$66,456	$67,878	$68,039	$66,866	$64,741	$269,239	$248,982
Prepayment penalties received on loans, net of reversals and recoveries of interest from non-accrual loans	(1,497)	(2,135)	(2,046)	(947)	(1,093)	(6,625)	(4,501)
Base interest income on total loans, net	$64,959	$65,743	$65,993	$65,919	$63,648	$262,614	$244,481

Average total loans, net (1)	$6,566,654	$6,642,434	$6,697,103	$6,711,446	$6,379,429	$6,653,980	$6,006,931
Core yield on total loans	4.05%	4.09%	4.06%	3.99%	4.06%	4.05%	4.14%
Base yield on total loans	3.96%	3.96%	3.94%	3.93%	3.99%	3.95%	4.07%

(1) Excludes purchase accounting average balances for all periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540019

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CALCULATION OF TANGIBLE STOCKHOLDERS’

COMMON EQUITY to TANGIBLE ASSETS

(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2021	2021	2021	2021	2020
Total Equity	$679,628	$668,096	$655,167	$639,201	$618,997
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(17,636)	(17,636)
Core deposit Intangibles	(2,562)	(2,708)	(2,859)	(3,013)	(3,172)
Intangible deferred tax liabilities	328	287	287	287	287
Tangible Stockholders' Common Equity	$659,758	$648,039	$634,959	$618,839	$598,476

Total Assets	$8,045,911	$8,077,334	$8,159,345	$8,159,184	$7,976,394
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(17,636)	(17,636)
Core deposit Intangibles	(2,562)	(2,708)	(2,859)	(3,013)	(3,172)
Intangible deferred tax liabilities	328	287	287	287	287
Tangible Assets	$8,026,041	$8,057,277	$8,139,137	$8,138,822	$7,955,873

Tangible Stockholders' Common Equity to Tangible Assets	8.22%	8.04%	7.80%	7.60%	7.52%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540020